SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 12, 1999


                              FALCON PRODUCTS, INC.
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    1-11577                    43-0730877
   ---------------------            ------------               ---------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)



9387 Dielman Industrial Drive, St. Louis, Missouri                 63132
---------------------------------------------------             ------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (314) 991-9200
                          -----------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable.
                          -----------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On May 12, 1999, Falcon Products, Inc. (the "Company") announced that SY Acquisition, Inc., a newly formed, wholly-owned subsidiary of the Company, has commenced a cash tender offer for all of the outstanding common stock of Shelby Williams Industries, Inc. ("Shelby Williams") at a price of $16.50 per Shelby Williams share. The offer and withdrawal rights are scheduled to expire at 12:00 midnight, New York City time, on Wednesday, June 9, 1999, unless extended.

         The text of the Company's press release dated May 12, 1999, is included as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

     Exhibit      Description
     -------      -----------

      99.1 Text of press release, dated May 12, 1999, issued by Falcon Products, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 1999


                                    FALCON PRODUCTS, INC.


                                    By:   /s/ Michael J. Dreller
                                         ---------------------------------------
                                         Michael J. Dreller,
                                         Vice President - Finance
                                         and Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit          Description
     -------          -----------

      99.1 Text of press release, dated May 12, 1999, issued by Falcon Products, Inc.